Filed Pursuant to 497(b)
                                                    Registration No.; 333-161836

[Graphic Omitted]
Sentinel
Investments
                      SENTINEL GOVERNMENT MONEY MARKET FUND
                               National Life Drive
                            Montpelier, Vermont 05604

October 12, 2009

Dear Shareholder:

      We wish to provide you with some important information concerning your investment. The Board of Directors of Sentinel Group Funds, Inc. (the "Corporation"), after careful consideration, has approved the reorganization (the "Reorganization") of the Sentinel Government Money Market Fund (the "Sentinel Government Money Market Fund"), a series of the Corporation, into the U.S. Government Portfolio (the "U.S. Government Portfolio," and, together with the Sentinel Government Money Market Fund, the "Funds") of the Daily Income Fund. These two Funds pursue substantially similar investment strategies and possess substantially similar investment policies.

      The Sentinel Government Money Market Fund is no longer open to additional investments. As a result of the Reorganization, shareholders of the Sentinel Government Money Market Fund will become shareholders of the U.S. Government Portfolio and will again be able to buy and sell shares of a money market fund. Your account will be maintained through Sentinel Administrative Services, Inc. ("SASI") and you will have certain reinvestment privileges with respect to the funds that are series of the Corporation (the "Sentinel Funds"), as described in the additional information attached to this letter entitled "Additional Information Regarding Investing in the U.S. Government Portfolio for Accounts Maintained Through Sentinel Administrative Services, Inc." This additional information describes the purchase, redemption and reinvestment procedures for shareholders investing in the U.S. Government Portfolio through SASI, which differ from the procedures for shareholders investing directly in the U.S. Government Portfolio. Shareholders investing through SASI will have reinvestment privileges with the Sentinel Funds. Shareholders investing through SASI will not have reinvestment privileges or exchange privileges with other investment companies that retain Reich & Tang Asset Management, LLC as investment advisor.

      In approving the Reorganization, the Board of Directors has considered, among other things, the similarities between the Funds' investment objectives and strategies, the expected lower expenses of the U.S. Government Portfolio, the investment yield offered by the U.S. Government Portfolio, the costs of the Reorganization, which will be borne by Sentinel Asset Management, Inc. and Reich & Tang Asset Management, LLC, investment advisors to the Sentinel Government Money Market Fund and the U.S. Government Portfolio, respectively, the continuity of Sentinel shareholder servicing, the ability of shareholders to redeem shares of a Sentinel Fund and purchase shares of the U.S. Government Portfolio, then to redeem such shares and reinvest them in a Sentinel Fund, each as consistent with SEC rules and the tax-free nature of the Reorganization.

      At the close of business on or about November 13, 2009, the Sentinel Government Money Market Fund will transfer its assets into the U.S. Government Portfolio. On that date, you will receive shares of the Institutional Service Class of the U.S. Government Portfolio equal in aggregate net asset value to the aggregate net asset value of your Class A or Class B Shares of the Sentinel Government Money Market Fund. The Combined Prospectus/Information Statement describes the Reorganization in greater detail and contains important information about the U.S. Government Portfolio. Shareholder approval is NOT required to effect the Reorganization.

      Sentinel Administrative Services, Inc, will provide record keeping and customer services to investors in the U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. after the Reorganization. After the Reorganization, all inquiries and transaction requests regarding the U.S. Government Portfolio should be directed to Sentinel Administrative Services, Inc., toll free, at 1-800-282-3863, or if by mail, to:

                           Sentinel Administrative Services, Inc.
                           One National Life Drive
                           P.O. Box 1499
                           Montpelier, VT 05601-1499

Please see the additional information attached to this letter for details regarding the servicing of your account after the Reorganization. You should keep this letter and the attached additional information for future reference.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE TRANSACTION. You will automatically receive shares of the U.S. Government Portfolio in exchange for your shares of the Sentinel Government Money Market Fund as of the closing date. If you have any questions, please contact us at 1-800-282-3863.


Sincerely,

/s/Christian W. Thwaites
   Christian W. Thwaites
   President and Chief Executive Officer

ADDITIONAL INFORMATION REGARDING INVESTING IN THE U.S. GOVERNMENT PORTFOLIO FOR
       ACCOUNTS MAINTAINED THROUGH SENTINEL ADMINISTRATIVE SERVICES, INC.

     Purchasing Information - In General. The minimum initial investment in the U.S. Government Portfolio for regular accounts and individual retirement accounts maintained through Sentinel Administrative Services, Inc. ("SASI") is $1,000. The minimum amount for subsequent purchases is $50. Investors who wish to invest in the U.S. Government Portfolio may obtain a current Prospectus and application necessary to open an account by telephoning SASI toll free at (800) 282-3863 during the hours of 8:00 a.m. to 5:00 p.m. Eastern Time, on each weekday (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day ("Fund Business Day"). Investors may send or deliver a check made payable to "Daily Income Fund" along with a completed application to:

         Sentinel Administrative Services, Inc.
         Re: Daily Income Fund
         PO Box 1499
         Montpelier VT 05601-1499

     To purchase shares of the U.S. Government Portfolio using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone SASI toll free at (800) 282-3863 to obtain an application necessary to open a new account. Completed applications, and any required documentation, should be faxed to SASI at (802) 229-7521. The original application and documentation should then be mailed to the address specified above. The investor should then telephone SASI at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

         TD Banknorth
         ABA #  011600033
         Sentinel Administrative Services, Inc.
         DDA # 61420832
         Account of [Investor's Name]
         Fund Account #

     An account will not be opened until SASI has received the application and required documentation in proper form and has accepted the purchase order.

     Purchasing Information - Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege. You may also purchase shares of the U.S. Government Portfolio by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your account (minimum of $50). You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or SASI for the appropriate form.

         Please contact SASI for additional information regarding purchasing shares of the U.S. Government Portfolio after the Reorganization.

     Redemption Information - In General. A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the U.S. Government Portfolio following receipt by SASI of the redemption order (and any supporting documentation that SASI may require). Payment for redeemed shares is made on the next Fund Business Day. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Written requests for redemptions may be made to

         Sentinel Administrative Services, Inc.
         Re: Daily Income Fund
         PO Box 1499
         Montpelier VT 05601-1499

     Shareholders may request a supply of checks that may be used to effect redemptions from the U.S. Government Portfolio. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by SASI with its agent bank. Checks may be drawn in any amount of $250 or more. Checks provided by SASI may not be certified. Investors who purchase shares in the U.S. Government Portfolio by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase. SASI reserves the right to impose a charge or impose a different minimum check amount in the future.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of SASI's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment may not be honored. SASI provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft. Transferred funds are treated like a sale or exchange of shares of the Sentinel Fund from which they are transferred, including for redemption fee purposes. New checkbooks cannot be ordered within 30 days of an address change without a signature guarantee.

     Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. SASI reserves the right to charge the shareholder's account a fee of $25 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. SASI reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to investors in U.S. Government Portfolio whose accounts are maintained through SASI.

     Please contact SASI for additional information about redemptions from the U.S. Government Portfolio through a checking account.

     Redemption Information - By Telephone. SASI accepts telephone requests for redemption from shareholders who elect this option on their application. The proceeds of a telephone redemption may be sent to the shareholder at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the application or in a subsequent signature guaranteed written authorization. SASI may accept telephone redemption instructions from any person who SASI reasonably believes is authorized with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. For telephone requests for wire redemptions, SASI charges a $20 fee.

     A shareholder making a telephone withdrawal should call SASI at (800) 282-3863. Usually the proceeds are sent to the designated bank account or address of record on the next Fund Business Day. SASI may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.

     Please contact SASI for additional information regarding redemptions of shares of the U.S. Government Portfolio by telephone.

     Reinvestment Privileges. Investors in the U.S. Government Portfolio may direct SASI to redeem their shares of the U.S. Government Portfolio and directly use the proceeds of such redemption to purchase shares of a Sentinel Fund (a "reinvestment"). Generally, the purchase of such shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund; however certain waivers of sales charges will apply to direct reinvestments of redemption proceeds of U.S. Government Portfolio shares into a Sentinel Fund as described below:

o Investors in the U.S. Government Portfolio who obtained shares through the Reorganization and who either (a) held Class A shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization which had been subject to an initial sales charge or (b) held Class B shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization, may direct that the proceeds of a redemption of such shares of the U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a contingent deferred sales charge ("CDSC").

o Investors in the U.S. Government Portfolio who maintain their accounts through SASI who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales charge may direct that the proceeds of a redemption of such shares of the U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

o Investors in Sentinel Funds may redeem Class B and Class D shares of such funds (as well as Class A shares that are subject to a CDSC) and direct that such proceeds be used to directly purchase shares of the U.S. Government Portfolio upon payment of any applicable CDSC. Upon the redemption of the shares of the U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

o Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the U.S. Government Portfolio upon payment of any applicable CDSC. Upon the redemption of the shares of the U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

     Reinvestment requests may be made by phoning SASI or by providing appropriate instructions in writing to SASI. You may also set up your account to reinvest automatically a specified number or dollar-value of shares in the U.S Government Portfolio for shares of the Sentinel Funds at regular intervals. Reinvestments may be restricted in accordance with the Sentinel Funds prospectus. New purchases must remain in an account for 15 days before they can be reinvested.

     There is no administrative charge for the reinvestment privilege. Sentinel Fund policies prohibiting short term or excessive trading apply. The minimum amount for a reinvestment is $1,000. However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

     The reinvestment privilege is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Before making a reinvestment, an investor should review the current prospectus of the fund into which the reinvestment is to be made. A reinvestment will be a taxable event to the shareholder making such reinvestment.

     Instructions for reinvestments may be made by sending a written request to:

         Sentinel Administrative Services, Inc.
         Re: Daily Income Fund
         PO Box 1499
         Montpelier VT 05601-1499

     or, for shareholders who have elected that option, by telephoning SASI at
(800) 282-3863. SASI reserves the right to reject any reinvestment request and may modify or terminate the reinvestment privilege at any time.

Please contact SASI for additional information regarding reinvestment privileges with respect to shares of the U.S. Government Portfolio.

                    COMBINED PROSPECTUS/INFORMATION STATEMENT

                  RELATING TO THE ACQUISITION OF ASSETS OF THE

                     SENTINEL GOVERNMENT MONEY MARKET FUND,
                   a series of the Sentinel Group Funds, Inc.
                               National Life Drive
                            Montpelier, Vermont 05604
                              1-800-282-FUND (3863)

                             BY AND IN EXCHANGE FOR

      INSTITUTIONAL SERVICE CLASS SHARES OF THE U.S. GOVERNMENT PORTFOLIO,
                        a series of the Daily Income Fund
                       Reich & Tang Asset Management, LLC
                            New York, New York 10020
                                 1-212-830-5200

                                October 12, 2009

     This Combined Prospectus/Information Statement is being furnished to shareholders of the Sentinel Government Money Market Fund (the "Sentinel Government Money Market Fund"), a series of Sentinel Group Funds, Inc., in connection with an Agreement and Plan of Reorganization (the "Plan") that has been approved by the Board of Directors of Sentinel Group Funds, Inc. (the "Corporation") and the Board of Trustees of the Daily Income Fund (the "Trust"). Under the Plan, shareholders of Class A and Class B Shares of the Sentinel Government Money Market Fund will receive shares of the Institutional Service Class of the U.S. Government Portfolio of the Daily Income Fund ("U.S. Government Portfolio") equivalent in aggregate net asset value to the aggregate net asset value of their shares, in their respective classes, of the Sentinel Government Money Market Fund, as of the closing date of the reorganization (the "Reorganization"). After the Reorganization is complete, the Sentinel Government Money Market Fund will be terminated as a series of the Corporation. The Reorganization is expected to be effective on or about November 13, 2009.

     The Board of Directors of the Corporation and the Board of Trustees of the Trust believe that the Reorganization is in the best interests of the Sentinel Government Money Market Fund and the Daily Income Fund (together, the "Funds"), and that the interests of the Funds' shareholders will not be diluted as a result of the Reorganization.

     For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Funds and their shareholders. Shareholders of the Sentinel Government Money Market Fund are not being asked to vote on or approve the Plan.

     The investment objectives of the Funds are substantially similar. The investment objective of the U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Sentinel Government Money Market Fund is to seek as high a level of current income as is consistent with stable principal value.

Combined Prospectus/Information Statement

     This Combined Prospectus/Information Statement sets forth concisely information about the U.S. Government Portfolio that shareholders of the Sentinel Government Money Market Fund should know before investing and should be read and retained by investors for future reference. Copies of the prospectus for the Institutional Service Class of the U.S. Government Portfolio, dated July 29, 2009, and the annual report for the Daily Income Fund for the fiscal year ended March 31, 2009, have been filed with the Securities and Exchange Commission (the "SEC"), are enclosed herewith, and are incorporated by reference herein.

     A Statement of Additional Information dated October 12, 2009, relating to this Combined Prospectus/Information Statement, has been filed with the SEC and is incorporated by reference herein. A Statement of Additional Information for the U.S. Government Portfolio dated July 29, 2009, as supplemented August 31, 2009, containing additional and more detailed information about the U.S. Government Portfolio, has been filed with the SEC and is incorporated by reference herein.

     In addition, the prospectus for the Sentinel Government Money Market Fund dated March 31, 2009, as supplemented June 17, 2009, which has been previously delivered to shareholders, and the Statement of Additional Information for the Sentinel Government Money Market Fund, also dated March 31, 2009, have been filed with the SEC and are incorporated by reference herein. The annual report for the Sentinel Government Money Market Fund for the fiscal year ended November 30, 2008, and the semi-annual report for the Sentinel Government Money Market Fund for the six months ended May 31, 2009, have been previously mailed to shareholders and filed with the SEC and are incorporated by reference herein.

     Copies of these documents are available without charge and can be obtained by writing to the U.S. Government Portfolio, or by calling, toll free, (800) 433-1918 for the documents relating to the U.S. Government Portfolio and by writing to the Sentinel Government Money Market Fund, or by calling, toll free,
(800) 282-3863 for the documents relating to the Sentinel Government Money Market Fund. In addition, these documents may be obtained from the EDGAR database on the SEC's Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

     This Combined Prospectus/Information Statement is expected to be sent to shareholders on or about October 15, 2009. SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE TRANSACTION.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined
Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

     AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Combined Prospectus/Information Statement   -ii-

                               TABLE OF CONTENTS

I.  THE REORGANIZATION......................................................1

    A.       Overview.......................................................1

    B.       Comparison Fee Table and Examples..............................2

    C.       Comparison of Performance......................................3

    D.       Summary of Investment Objectives, Strategies and Risks.........5

    E.       Key Information About The Reorganization......................11

             1.       Summary of the Reorganization........................12

             2.       Description of the Shares to be Issued...............12

             3.       Reasons for the Reorganization.......................13

             4.       Federal Income Tax Consequences......................14

             5.       Comparison of Shareholder Rights.....................15

             6.       Comparison of Valuation Procedures...................16

             7.       Capitalization.......................................18

             8.       Investment Adviser...................................19

             9.       Distribution.........................................19

             10.      Purchase and Redemption Procedures...................20

             11.      Control Persons and Principal Holders of Securities..21

             12.      Service Providers....................................22

             13.      Financial Highlights.................................22

II.  Appendix A:  Agreement and Plan of Reorganization.....................A-1

     Appendix B:  Comparison of Investment Restrictions
                  and Limitations..........................................B-1

     Appendix C:  Additional Shareholder Information About
                  the U.S. Government Portfolio............................C-1


Combined Prospectus/Information Statement   -iii-

I.       THE REORGANIZATION

A.     OVERVIEW

     At a meeting held on August 12, 2009, the Board of Directors of Sentinel Group Funds, Inc. (the "Corporation"), including all of the Directors who are not "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved an Agreement and Plan of Reorganization dated as of September 17, 2009 (the "Plan of Reorganization"), a copy of which is attached to this Combined Prospectus/Information Statement as Appendix A. Under the Plan of Reorganization, the Sentinel Government Money Market Fund will transfer substantially all of its assets and liabilities to the U.S. Government Portfolio of the Daily Income Fund ("U.S. Government Portfolio") in exchange for a number of Institutional Service Class Shares of the U.S. Government Portfolio equivalent in aggregate net asset value to the aggregate net asset value of the Class A and Class B Shares of the Sentinel Government Money Market Fund outstanding immediately prior to the Closing Date (as defined below). This will be followed by a distribution of those shares to Sentinel Government Money Market Fund Class A and Class B shareholders so that each Sentinel Government Money Market Fund shareholder would receive shares of the Institutional Service Class of the U.S. Government Portfolio equivalent to the value of Sentinel Government Money Market Fund shares held by such shareholder on the closing date of the transaction, currently scheduled on or about November 13, 2009 (the "Closing Date"). The Sentinel Government Money Market Fund will subsequently be liquidated and terminated as a series of the Sentinel Funds (the transactions described in this paragraph are collectively referred to as the "Reorganization").

     Reich & Tang Asset Management, LLC, the investment manager of the U.S. Government Portfolio and Sentinel Asset Management, Inc., the investment adviser to the Sentinel Government Money Market Fund, will share of the costs of the Reorganization.


Combined Prospectus/Information Statement

B.COMPARISON FEE TABLE AND EXAMPLES

         The following table shows the comparative fees and expenses of the Funds as of March 31, 2009. The table also reflects the pro forma fees for the Institutional Service Class Shares of the U.S. Government Portfolio after giving effect to the Reorganization, also as of March 31, 2009*.

------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
                                                      Sentinel           Sentinel           U.S. Government            U.S.
                                                  Government Money   Government Money          Portfolio            Government
                                                     Market Fund        Market Fund                                  Portfolio

                                                      Class A            Class B         Institutional Service     Institutional
                                                                                                 Class             Service Class
                                                                                                                     Pro Forma
                                                                                                                     Combined
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Shareholder Fees
(Fees paid directly from your investment)
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases        None               None                   None                 None
(as a percentage of the offering price)
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Maximum Deferred Sales Charge (Load) Imposed on        None(1)             None                   None                 None
Redemptions
(as a percentage of sales price)
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Maximum Sales Charge (Load) Imposed on                  None               None                   None                 None
Reinvested Distributions
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Redemption Fee                                         None(1)            None(1)                 None(3)              None(3)
(as a percentage of amount redeemed)
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Exchange Fee                                            None               None                   None                 None
(as a percentage of amount exchanged)
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Annual Fund Operating Expenses
(Expenses deducted from Fund assets)
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Management Fees                                          0.40%(2)           0.40%(2)           0.12%                     0.12%
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Distribution (12b-1) Fees                                None               None               0.25%                     0.25%
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Other Expenses                                           0.36%(4)           0.56%              0.15%                     0.15%
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------
Total Annual Fund Operating Expenses                     0.76%              0.96%              0.52%(5)                0.52%(5)
------------------------------------------------- ------------------ ------------------ ------------------------- ----------------

* The fees and expenses provided above for the Sentinel Government Money Market Fund are substantially the same as the fees and expenses reported in the Sentinel Government Money Market Fund's semi-annual report dated May 31, 2009.


(1) If you redeem by wire transfer, you are assessed a wire charge of $20. If you exchange Class A Shares of the Sentinel Government Money Market Fund for Class A Shares of another Sentinel Fund, and you did not acquire the Sentinel Government Money Market Fund shares in an exchange from another Sentinel Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Sentinel Fund.

(2) The Sentinel Government Money Market Fund pays an advisory fee at the rate of 0.40% per annum on the first $300 million of the Sentinel Government Money Market Fund's average daily net assets and 0.35% on such assets over $300 million. The investment advisor has voluntarily agreed to waive fees and/or reimburse expenses paid by the Sentinel Government Money Market Fund share Classes A and B to the extent necessary to prevent total expenses in each Class from exceeding the gross income allocated to each Class from the Sentinel Government Money Market Fund's investment activities on a daily basis. This reimbursement may be discontinued at any time.

(3) Daily Income Fund charges a $15 fee for all wire redemptions less than $10,000.

(4) "Other Expenses" include acquired fund fees and expenses ("AFFE") of less than 0.01%. AFFE are indirect fees that the Sentinel Government Money Market Fund incurs from investing in the shares of other mutual funds.

(5) The Daily Income Fund's investment manager and distributor have voluntarily agreed to waive fees and/or reimburse expenses in order to maintain Total Annual Operating Expenses at 0.50% for the Institutional Service Class (the "Expense Cap"). The Daily Income Fund's investment manager and distributor have further agreed that they will not modify or terminate these fee waiver arrangements through July 31, 2010, without prior approval of the Daily Income Fund's Board of Trustees. In addition, in light of recent market conditions, the Daily Income Fund's investment manager and distributor may temporarily waive additional fees and/or reimburse additional expenses in an amount in excess of the amount required under the Expense Cap in an effort to maintain certain net yields. In the event that the Daily Income Fund's investment manager and/or distributor waive fees and/or reimburse expenses either as a result of the Expense Cap or in an effort to maintain certain net yields, the Daily Income Fund's Board of Trustees has agreed that the Daily Income Fund's investment manager and distributor may be reimbursed, on a class by class basis, for such fee reductions and/or expense payments. In carrying out this reimbursement to the Daily Income Fund's investment manager and/or distributor, the annualized expense

Combined Prospectus/Information Statement ratio as of any day in the fiscal year shall not exceed the rates set forth in the Expense Cap. The Daily Income Fund's investment manager and distributor may not recover fee reductions and/or expense payments with respect to the class more than 2 years after the end of the fiscal year in which the fee was reduced or expense was borne. This reimbursement could negatively affect the class' future yield.

Example

     The Example below is intended to help you compare the cost of investing in the Sentinel Government Money Market Fund with the cost of investing in the U.S. Government Portfolio. The Example assumes that you invest $10,000 in the specified class of the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and the operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

------------------------ --------------------- -------------------- ------------------- ------------------- ---------------------
     Example Costs       Sentinel Government        Sentinel             Sentinel        U.S. Government      U.S. Government
                          Money Market Fund     Government Money     Government Money       Portfolio            Portfolio
                                                   Market Fund         Market Fund
                               Class A
                                                     Class B             Class B          Institutional        Institutional
                                                (If you redeem)*      (If you do not      Service Class        Service Class
                                                                         redeem)*                            Pro Forma Combined
------------------------ --------------------- -------------------- ------------------- ------------------- ---------------------
One Year                         $78                  $498                 $98                 $53                  $53
------------------------ --------------------- -------------------- ------------------- ------------------- ---------------------
Three Years                      $243                 $606                 $306                $167                 $167
------------------------ --------------------- -------------------- ------------------- ------------------- ---------------------
Five Years                       $422                 $731                 $531                $291                 $291
------------------------ --------------------- -------------------- ------------------- ------------------- ---------------------
Ten Years                        $942                $1,178               $1,178               $653                 $653
---------------------------------------------------------------------------------------------------------------------------------

* Class B shares of the Sentinel Government Money Market Fund are no longer open to new investments or exchanges. Prior to January 1, 2009, they could only be acquired by exchange from another Sentinel Fund's Class B shares. The actual contingent deferred sales charge, if any, paid on the redemption of Class B shares of the Sentinel Government Money Market Fund will be equivalent to the charge that would have been due on the other Sentinel Fund's Class B shares at the time of the exchange if such shares had been redeemed rather than exchanged into the Sentinel Government Money Market Fund.

C.     COMPARISON OF PERFORMANCE

          Total Return Information for Periods Ended December 31, 2008

U.S. Government Portfolio

Annual returns of the Institutional Service Class Shares of the U.S. Government Portfolio as of December 31 were as follows for each year shown:

                               [Insert bar chart]

1.88%
2008


Combined Prospectus/Information Statement

As of June 30, 2009, the year to date return was 0.18%

Highest Quarterly Return:      1.22%        Quarter ended June 30, 2007

Lowest Quarterly Return: 0.08%       Quarter ended June 30, 2009

Average Annual Total Returns for the Institutional Service Class Shares of the
U.S. Government Portfolio (for the periods ended December 31, 2008) were as follows:

                                              1 Year       Since Inception*
Institutional Service Class Shares of the
U.S. Government Portfolio
Return Before Taxes                            1.88%             3.12%

* The inception date for the Institutional Service Class Shares of the U.S. Government Portfolio of the Daily Income Fund was March 19, 2007.


Sentinel Government Money Market Fund

Annual returns for the Sentinel Government Money Market Fund as of December 31 were as follows for each year shown:

                               [Insert bar chart]

----------------------------------------------------------------------------------------------------------------------------
    4.2%         5.2%        3.3%         1.1%        0.3%        0.5%         2.2%        4.0%        3.9%        0.9%
----------------------------------------------------------------------------------------------------------------------------
    1999         2000        2001         2002        2003        2004         2005        2006        2007        2008
----------------------------------------------------------------------------------------------------------------------------


As of June 30, 2009, the year to date return was 0.00%

Highest Quarterly Return:      1.39%        Quarter ended December 31, 2000

Lowest Quarterly Return:       0.00%        Quarter ended June 30, 2009

Average Annual Total Returns for the Sentinel Government Money Market Fund (for the periods ended December 31, 2008)

         The table below shows the average annual return before taxes for each share class of the Sentinel Government Money Market Fund. The returns for shares classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to redemption at the end of the period, in the case of the Class B shares.

                                                           1 Year           5 Years           10 Years
Sentinel Government Money Market Fund
  Return Before Taxes: Class A                              0.90%            2.26%             2.53%
  Return Before Taxes: Class B(1)                          -3.39%            1.18%             1.91%

Combined Prospectus/Information Statement

                                       4

(1) Returns for the Class B shares assume a maximum 4% contingent deferred sales charge. Class B shares of the Sentinel Government Money Market Fund are no longer open to new investments or exchanges. Prior to January 1, 2009 they could only be acquired by exchange from another Sentinel Fund's Class B shares. The actual contingent deferred sales charge, if any, paid on the redemption of Class B shares of the Sentinel Government Money Market Fund will be equivalent to the charge that would have been due on the other Sentinel Fund's Class B shares at the time of the exchange if such shares had been redeemed rather than exchanged into the Sentinel Government Money Market Fund.

D.     SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Comparison of Investment Objective, Principal Strategies and Risks

     The U.S. Government Portfolio has a substantially similar investment objective as that of the Sentinel Government Money Market Fund.

Investment Objective
-------------------------------- ------------------------------------------------- ------------------------------------------
                                      Sentinel Government Money Market Fund            U.S. Government Portfolio
-------------------------------- ------------------------------------------------- ------------------------------------------
Investment Objective             To seek as high a level of current income as is   To seek as high a level of current income
                                 consistent with stable principal value.           to the extent consistent with the
                                                                                   preservation of capital and the
                                                                                   maintenance of liquidity.
-------------------------------- ------------------------------------------------- ------------------------------------------

Principal Investment Strategies

         The Sentinel Government Money Market Fund and the U.S. Government Portfolio each seeks to achieve its investment objective by using the principal investment strategies discussed below. The Funds' principal strategies are substantially similar, except that the Sentinel Government Money Market Fund may use derivatives and participate in a securities lending program, which the U.S. Government Portfolio does not use. Both Funds' principal investment strategies are non-fundamental and may be changed upon at least 60 days' prior notice to shareholders. The combined fund will follow the principal investment strategies of the U.S. Government Portfolio.

------------------------------ ------------------------------------------------ ---------------------------------------------
                                    Sentinel Government Money Market Fund            U.S. Government Portfolio
------------------------------ ------------------------------------------------ ---------------------------------------------
Principal Investment           The Sentinel Government Money Market Fund must    Under normal market circumstances, the
Strategies                     invest under normal conditions at least 80% of    U.S. Government Portfolio will invest at
                               its net assets in securities of the U.S.          least 80% of its net assets in short-term
                               Treasury or U.S. government agencies or           Government Securities with maturities of
                               instrumentalities. This principal investment      397 days or less and repurchase agreements
                               strategy is a non-fundamental policy that may     which are collateralized by the foregoing
                               not be changed without 60 days' prior notice      securities. For purposes of this test
                               to the Sentinel Government Money Market Fund's    only, net assets include borrowings for
                               shareholders.                                     investment purposes. The Fund will provide
                                                                                 shareholders with at least 60 days' prior
                                                                                 notice of any change in this policy.
------------------------------ ------------------------------------------------ ---------------------------------------------
Combined Prospectus/Information Statement

                                       5

------------------------------ ------------------------------------------------ ---------------------------------------------
                                    Sentinel Government Money Market Fund            U.S. Government Portfolio
------------------------------ ------------------------------------------------ ---------------------------------------------
                               The Sentinel Government Money Market Fund may     The U.S. Government Portfolio's investments
                               invest in short-term direct                       may include the following
                               obligations of the                                securities:
                               U.S. Treasury. These obligations include U.S.
                               Treasury bills, notes and bonds with remaining   (i)      United States Treasury Obligations:
                               maturities of 397 days or less. The Sentinel      Obligations issued by the full faith and
                               Government Money Market Fund may also invest      credit of the United States. U.S. Treasury
                               up to 25% of its total assets in repurchase       obligations include bills, notes and bonds,
                               agreements with respect to U.S. Treasury          which principally differ only in their
                               securities, and up to 25% of its total assets     interest rates, maturities and time of
                               in shares of institutional money market funds     issuance.
                               that invest primarily in securities of the        Other Obligations of U.S. Government
                               U.S. Treasury, U.S. government agencies and       agencies and instrumentalities:
                               instrumentalities and repurchase agreements       Marketable securities and instruments
                               with respect to such securities. The Sentinel     issued by government-sponsored agencies
                               Government Money Market Fund may also invest      and enterprises acting under authority
                               without limitation in short-term direct           of Congress. Although obligations of
                               obligations of U.S. government agencies or        federal agencies and instrumentalities
                               instrumentalities including securities issued     are not debts of the U.S. Treasury, in
                               by the Federal Home Loan Mortgage Corporation     some cases, payment of interest and
                               (FHLMC), Federal Farm Credit Bank (FFCB),         principal on such obligations is
                               Federal Home Loan Bank (FHLB) and Federal         guaranteed by the U.S. Government, e.g.,
                               National Mortgage Association (FNMA). The         obligations of the Federal Housing
                               Sentinel Government Money Market Fund may earn    Administration, the Export-Import Bank
                               less income than funds owning longer-term         of the United States, the Small Business
                               securities or lower-quality securities that       Administration, the Government National
                               have less liquidity, greater market risk and      Mortgage Association, the General
                               greater market value fluctuations.                Services Administration and the Maritime
                                                                                 Administration; in other cases payment
                                                                                 of interest and principal is not
                                                                                 guaranteed, e.g., obligation of the
                                                                                 Federal Home Loan Bank System and the
                                                                                 Federal Farm Credit Bank. The Fund will
                                                                                 invest in the securities of those
                                                                                 agencies that are not guaranteed or
                                                                                 backed by the full faith and credit of
                                                                                 the U.S. Government only when the
                                                                                 Manager, in its sole discretion, is
                                                                                 satisfied that the credit risk with
                                                                                 respect to a particular agency or
                                                                                 instrumentality is minimal.
------------------------------ ------------------------------------------------ ---------------------------------------------
Combined Prospectus/Information Statement

                                       6

------------------------------ ------------------------------------------------ ---------------------------------------------
                                    Sentinel Government Money Market Fund            U.S. Government Portfolio
------------------------------ ------------------------------------------------ ---------------------------------------------
                               The Sentinel Government Money Market Fund        The U.S. Government Portfolio seeks
                               seeks to maintain a net asset value of $1.00     to maintain investment portfolios
                               per share, by using the amortized cost method    with a dollar-weighted average
                               of valuing its securities. The Sentinel          maturity of 90 days or less, to value
                               Government Money Market Fund is required to      its investment portfolios at
                               maintain a dollar-weighted average portfolio     amortized cost and maintain a net
                               maturity of 90 days or less.                     asset value of $1.00 per share.
------------------------------ ------------------------------------------------ ---------------------------------------------
                               The Sentinel Government Money Market Fund may use
                               derivative instruments (e.g., futures, options
                               and swap agreements) for hedging purposes, and
                               for other investment purposes such as replicating
                               permitted investments, as long as such
                               investments do not have the effect of leveraging
                               portfolio risks. It may establish derivative
                               positions only when immediately thereafter not
                               more than 5% of its total assets are held in
                               derivative positions. The Sentinel Government
                               Money Market Fund is not required to use hedging
                               and may choose not to do so.
------------------------------ ------------------------------------------------ ---------------------------------------------
                               The Sentinel Government Money Market Fund may    The U.S. Government Portfolio may enter into
                               invest in repurchase agreements, provided the    repurchase agreements which are
                               counterparty maintains the value of the          collateralized by obligations issued or
                               underlying securities at not less than 102% of   guaranteed by the U.S. Government or its
                               the repurchase price stated in the agreement.    agencies or instrumentalities. A repurchase
                               Under a repurchase agreement, the Sentinel       agreement arises when a buyer purchases a
                               Government Money Market Fund purchases bonds     security and simultaneously agrees with the
                               and simultaneously agrees to resell these        vendor to resell the security to the vendor
                               bonds to a counterparty at a prearranged time    at an agreed upon time and price.
                               and specific price.
------------------------------ ------------------------------------------------ ---------------------------------------------
                                                                                The U.S. Government Portfolio will only
                                                                                invest in either securities which have been
                                                                                rated (or whose issuers have been rated) in
                                                                                the highest short-term rating category by
                                                                                nationally recognized statistical rating
                                                                                organizations, or in unrated securities but
                                                                                which have been determined by the U.S.
                                                                                Government Portfolio's investment manager to
                                                                                be of comparable quality.
------------------------------ ------------------------------------------------ ---------------------------------------------
Combined Prospectus/Information Statement

                                       7

------------------------------ ------------------------------------------------ ---------------------------------------------
                                    Sentinel Government Money Market Fund            U.S. Government Portfolio
------------------------------ ------------------------------------------------ ---------------------------------------------
                                                                                The U.S. Government Portfolio shall invest
                                                                                not more than 5% of its total assets in
                                                                                securities issued by a single issuer, except
                                                                                for U.S. Government Obligations. With respect
                                                                                to 75% of its total assets, the U.S.
                                                                                Government Portfolio shall invest not more
                                                                                than 10% of its total assets in securities
                                                                                backed by a demand feature or guarantee from
                                                                                the same institution, except for U.S.
                                                                                Government Obligations.
------------------------------ ------------------------------------------------ ---------------------------------------------
                               The Sentinel Government Money Market Fund may
                               participate in a securities lending program with
                               respect to a substantial amount of its holdings.
------------------------------ ------------------------------------------------ ---------------------------------------------
                                                                                The U.S. Government Portfolio's investment
                                                                                manager considers the following factors when
                                                                                buying and selling securities for the U.S.
                                                                                Government Portfolio: (i) the availability of
                                                                                cash; (ii) redemption requests; (iii) yield
                                                                                management; and (iv) credit management.
------------------------------ ------------------------------------------------ ---------------------------------------------
Temporary Defensive Position                                                    As a temporary defensive measure the U.S.
                                                                                Government Portfolio may, from time to time,
                                                                                invest in securities that are inconsistent
                                                                                with its principal investment strategies or
                                                                                remain uninvested in an attempt to respond
                                                                                to adverse market, economic, political or
                                                                                other conditions as determined by the Fund's
                                                                                investment manager. Such a temporary
                                                                                defensive position may cause the U.S.
                                                                                Government Portfolio to not achieve its
                                                                                investment objective.
------------------------------ ------------------------------------------------ ---------------------------------------------

Combined Prospectus/Information Statement

Principal Investment Risks

     Because of their similar investment objectives and strategies, the Sentinel Government Money Market Fund and the U.S. Government Portfolio have substantially similar risks. The Sentinel Government Money Market Fund has additional risks associated with its investments in derivatives and its participation in securities lending. A discussion of the principal risks of investing in the Funds is set forth below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the prospectuses and statements of additional information of the Funds, which are incorporated by reference. The combined fund will have the same risks as the U.S. Government Portfolio.

     An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

         The Sentinel Government Money Market Fund

     General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

     Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA, FFCB, FHLB and FHLMC, to repay principal and to make interest payments on the securities in which the Sentinel Government Money Market Fund invests. In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

     Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Sentinel Government Money Market Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Sentinel Government Money Market Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

     Not Guaranteed Risk. The Sentinel Government Money Market Fund is not guaranteed or insured by the U.S. government.

     Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, the Sentinel Government Money Market Fund would have the collateral securities and be able

Combined Prospectus/Information Statement to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, the Sentinel Government Money Market Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

     Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Sentinel Government Money Market Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Sentinel Government Money Market Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

         U.S. Government Portfolio

     The U.S. Government Portfolio complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the U.S. Government Portfolio's investments could cause its share price (and the value of your investment) to change.

     Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the U.S. Government Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB") may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the United States. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

     The maximum potential liability of the issuers of some U.S. Government securities held by the U.S. Government Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the U.S. Government Portfolio must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

     The U.S. Government securities that the U.S. Government Portfolio may purchase include:

o U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

Combined Prospectus/Information Statement

o Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

o Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

o Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

     The U.S. Government Portfolio may invest in senior unsecured debt of banks, thrifts, and certain holding companies that are guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program. Although these investments are guaranteed under the FDIC's Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States, such guarantee does not extend to shares of the U.S. Government Portfolio itself. The U.S. Government Portfolio's investments in debt issued by private issuers that is guaranteed under the FDIC's Temporary Liquidity Guarantee Program are subject to certain risks, including the risk that a trustee appointed by the private issuer of the debt fails to follow the specified FDIC claims process, and therefore the holders of such debt, including the U.S. Government Portfolio, may be deprived of all rights and remedies with respect to the FDIC guarantee claim. In addition, the Portfolio is subject to the risk that the payments by the FDIC pursuant to its guarantee will be delayed from the date payments are due under the terms of the debt. These risks could adversely affect the value of these securities. The investment policies of the U.S. Government Portfolio may produce a lower yield than a policy of investing in other types of instruments.

Disclosure of Portfolio Holdings

     A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Statement of Additional Information for each of the Funds, which are incorporated by reference.

Investment Restrictions and Limitations

     A chart comparing all of the fundamental and non-fundamental investment restrictions of the U.S. Government Portfolio with those of the Sentinel Government Money Market Fund is attached as Appendix B. The combined fund will follow the investment restrictions and limitations of the U.S. Government Portfolio.

E.     KEY INFORMATION ABOUT THE REORGANIZATION

     The following is a summary of key information concerning the proposed Reorganization. Please also refer to the Plan of Reorganization, which is attached to this Combined Prospectus/Information
Combined Prospectus/Information Statement

Statement as Appendix A and which includes more detailed information about the Reorganization. The following summary is qualified in its entirety by reference to Appendix A.

     1. SUMMARY OF THE REORGANIZATION

     On August 12, 2009, the Board of Directors of Sentinel Group Funds, Inc. (the "Corporation") on behalf of the Sentinel Government Money Market Fund, approved the Plan of Reorganization, which contemplates the transfer to the U.S. Government Portfolio of substantially all of the assets and liabilities of the Sentinel Government Money Market Fund solely in exchange for shares of beneficial interest of the Institutional Service Class of the U.S. Government Portfolio. Following the transfer, Institutional Service Class Shares of the U.S. Government Portfolio will be distributed to Class A and Class B shareholders of the Sentinel Government Money Market Fund in liquidation of the Sentinel Government Money Market Fund and the Sentinel Government Money Market Fund will subsequently be terminated as a series of the Corporation.

     Both Funds are money market funds with substantially similar investment objectives and strategies. The Funds' Boards and the Funds' investment advisers recognize that greater economies of scale and efficiencies can be attained by combining the assets of the Funds and that since the investment objectives are substantially identical, such a combination would not materially alter the nature of the Sentinel Government Money Market Fund's shareholders' investment.

     As a result of the Reorganization, each shareholder of the Sentinel Government Money Market Fund will receive full and fractional shares of the Institutional Service Class of the U.S. Government Portfolio equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder's Class A and Class B shares of the Sentinel Government Money Market Fund. The Sentinel Funds' Board has determined that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. For the reasons set forth below under "Reasons for the Reorganization," the Corporation's Board, on behalf of the Sentinel Government Money Market Fund, including the Independent Directors, concluded that the Reorganization would be in the best interest of the shareholders of the Sentinel Government Money Market Fund.

     2. DESCRIPTION OF THE SHARES TO BE ISSUED

     Full and fractional shares of the Institutional Service Class of the U.S. Government Portfolio, a series of the Daily Income Fund, will be issued to shareholders of the Sentinel Government Money Market Fund, in accordance with the procedures under the Plan of Reorganization as described above. The Daily Income Fund's Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in Daily Income Fund in an unlimited number of series of shares. Daily Income Fund consists of four series, the Money Market Portfolio, the U.S. Treasury Portfolio, the Municipal Portfolio and the U.S. Government Portfolio. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a series and in the series' net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares shall not entitle the holder of preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of shares. Shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of Daily Income Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any


Combined Prospectus/Information Statement such classification or reclassification will comply with the provisions of the Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each such series and to approve the series' investment management contracts and distribution plans pursuant to Rule 12b-1 of the Act.

     Daily Income Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to Daily Income Fund's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, Daily Income Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Daily Income Fund and provides for indemnification and reimbursement of expenses out of Daily Income Fund property for any shareholder held personally liable for the obligations of Daily Income Fund. Daily Income Fund's Declaration of Trust further provides that obligations of Daily Income Fund are not binding upon the Trustees individually but only upon the property of Daily Income Fund and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

3. REASONS FOR THE REORGANIZATION

     The Board of Directors of the Corporation, after careful consideration, has approved the reorganization of the Sentinel Government Money Market Fund, a series of the Corporation, into the U.S. Government Portfolio of the Daily Income Fund. These two Funds pursue substantially similar investment strategies and possess substantially similar investment policies.

     The Sentinel Government Money Market Fund has been closed to new investments since January 1, 2009. The Board of Directors of the Corporation and Sentinel Asset Management, Inc. sought to enter into the Reorganization in order to provide shareholders of the Sentinel Government Money Market Fund with access to a money market fund in which they could continue to make investments. Sentinel Asset Management, Inc. has been working with Reich & Tang Asset Management, LLC to provide Sentinel Funds shareholders who wish to invest in the U.S. Government Portfolio with certain reinvestment privileges, as more fully described in the letter to shareholders provided with this Combined Prospectus/Information Statement.

     In approving the Reorganization, the Board of Directors has considered, among other things, the similarities between the Funds' investment objectives and strategies, the expected lower expenses of the U.S. Government Portfolio, the investment yield offered by the U.S. Government Portfolio, the costs of the Reorganization, which will be borne by Sentinel Asset Management, Inc. and Reich & Tang Asset Management, LLC, investment advisors to the Sentinel Government Money Market Fund and the U.S. Government Portfolio, respectively, the continuity of Sentinel shareholder servicing, the ability of shareholders to redeem shares of a series of the Corporation (each such series, a "Sentinel Fund") and

Combined Prospectus/Information Statement purchase shares of the U.S. Government Portfolio, then to redeem such shares and reinvest them in a Sentinel Fund, each as consistent with SEC rules and the tax-free nature of the Reorganization.

4. FEDERAL INCOME TAX CONSEQUENCES

     Each Fund has qualified, in each taxable year since it was organized, and intends to qualify, as of the Closing Date, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. The exchange of substantially all of the assets of the Sentinel Government Money Market Fund for Institutional Service Class Shares of the U.S. Government Portfolio and the assumption by the U.S. Government Portfolio of the liabilities of the Sentinel Government Money Market Fund, and the liquidation of the Sentinel Government Money Market Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. However any dividend paid by Sentinel Government Money Market Fund may result in taxable income to Sentinel Government Money Market Fund shareholders. As a condition to the closing of the transaction, the Funds will each receive an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the U.S. Government Portfolio, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

     (1) The transfer of all of the assets and liabilities of the Sentinel Government Money Market Fund to the U.S. Government Portfolio in exchange for shares of the U.S. Government Portfolio and the distribution to shareholders of the Sentinel Government Money Market Fund of shares of the U.S. Government Portfolio, as described in the Plan, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Sentinel Government Money Market Fund and the U.S. Government Portfolio each will be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by the Sentinel Government Money Market Fund upon (a) the transfer of its assets and liabilities to the U.S. Government Portfolio in exchange for the issuance of shares of the U.S. Government Portfolio to the Sentinel Government Money Market Fund and the assumption by the U.S. Government Portfolio of the Sentinel Government Money Market Fund's liabilities, if any, and (b) the distribution by the Sentinel Government Money Market Fund to its shareholders of shares of the U.S. Government Portfolio received as a result of the Reorganization (Sections 361(a), 354(a) and 357(a) of the Code);

     (3) No gain or loss will be recognized by the U.S. Government Portfolio upon its receipt of the assets and liabilities of the Sentinel Government Money Market Fund in exchange for the issuance of shares of the U.S. Government Portfolio to the Sentinel Government Money Market Fund and the assumption by the U.S. Government Portfolio of the Sentinel Government Money Market Fund's liabilities, if any (Section 1032(a) of the Code);

     (4) The tax basis of the U.S. Government Portfolio shares received by a shareholder of the Sentinel Government Money Market Fund in the aggregate will be the same as the aggregate tax basis of the shareholder's Sentinel Government Money Market Fund shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

Combined Prospectus/Information Statement

     (5) The tax basis of the U.S. Government Portfolio in the assets and liabilities of the Sentinel Government Money Market Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Sentinel
          Government Money Market Fund immediately before the Reorganization (Section 362(b) of the Code);

     (6) The tax holding period for the shares of the U.S. Government Portfolio issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Sentinel Government Money Market Fund exchanged therefor, provided that the shareholder held such shares of the Sentinel Government Money Market Fund as capital assets;

     (7) The tax holding period for the U.S. Government Portfolio with respect to the assets and liabilities of the Sentinel Government Money Market Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Sentinel Government Money Market Fund (Section 1223(2) of the Code);

     (8) The Sentinel Government Money Market Fund's shareholders will not recognize gain or loss upon the exchange of their shares of the Sentinel Government Money Market Fund for shares of the U.S. Government Portfolio as part of the Reorganization;

     (9) The U.S. Government Portfolio will succeed to and take into account the items of the Sentinel Government Money Market Fund described in
          Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder (Section 381(a) of the Code); and

     (10) The tax year of the Sentinel Government Money Market Fund will end on the date of the Reorganization (Section 381(b) of the Code).

Shareholders of the Sentinel Government Money Market Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, including state and local tax consequences, if any, of the Reorganization.

     The opinion of Paul, Hastings, Janofsky & Walker LLP is based on the Code, Treasury Regulations promulgated thereunder, administrative pronouncements and judicial interpretations thereof, in each case as in effect on the date thereof, all of which are subject to change. An opinion of counsel merely represents counsel's best judgment with respect to the probable outcome on the merits and is not binding on the Internal Revenue Service or the courts. Accordingly, there can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect.

     The Sentinel Government Money Market Fund had capital loss carryovers of $203 as of November 30, 2008.

     5. COMPARISON OF SHAREHOLDER RIGHTS

     Set forth below is a discussion of the material differences between the Sentinel Government Money Market Fund and the rights of its shareholders, and the U.S. Government Portfolio and the rights of its shareholders.

Combined Prospectus/Information Statement

     Governing Law. The Sentinel Government Money Market Fund is a separate series of Sentinel Group Funds, Inc., which was originally organized as a Delaware corporation on December 5, 1933 and was reorganized as a Maryland corporation on February 28, 1973. The U.S. Government Portfolio is a separate series of the Daily Income Fund, which is organized as a Massachusetts business trust. Sentinel Group Funds, Inc. is governed by its Charter and Bylaws and applicable Maryland law. The Daily Income Fund is governed by its Declaration of Trust and applicable Massachusetts law.

         Shareholder Liability.

         Sentinel Funds

     Maryland law provides that shareholders of a corporation are generally not liable for the corporation's debts and obligations.

         Daily Income Fund

     Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Daily Income Fund's Declaration of Trust provides that no Shareholder shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust further provides that if any Shareholder of the Trust is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's shares are issued.

     Board of Directors/Trustees. The Reorganization will result in a change in the Board of the Sentinel Government Money Market Fund because the trustees of the Daily Income Fund are different than the directors of Sentinel Group Funds, Inc. The Board of Sentinel Group Funds, Inc. currently has seven independent directors. For more information, refer to the Statement of Additional information dated March 31, 2009, for the Sentinel Government Money Market Fund, which is incorporated by reference into this Combined Prospectus/Information Statement. The Board of Trustees of the Daily Income Fund has eight independent trustees. For more information, refer to the Statement of Additional Information dated July 29, 2009, for the Daily Income Fund, which is incorporated by reference into this Combined Prospectus/Information Statement.

6. COMPARISON OF VALUATION PROCEDURES

         Sentinel Government Money Market Fund

     Net asset value for the Sentinel Government Money Market Fund is calculated once, at the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern Time, each business day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of the Sentinel Government Money Market Fund, less its liabilities, by the total number of the Sentinel Government Money Market Fund's outstanding shares.

Combined Prospectus/Information Statement

     Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded.

     Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

     Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

     Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

     Securities held in the Sentinel Government Money Market Fund are valued at amortized cost regardless of days left to maturity, which approximates market value, in accordance with the terms of a rule adopted by the SEC. The amortized cost method values a security at cost on the date of the purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

     Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Sentinel Government Money Market Fund's pricing time but after the close of the securities' primary markets, will be fair valued under procedures adopted by the Sentinel Government Money Market Fund's Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

     Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc., the Sentinel Government Money Market Fund's administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

         U.S. Government Portfolio

     The net asset value of the U.S. Government Portfolio's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. "Fund Business Day" means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the U.S. Government Portfolio, at the direction of Reich & Tang Asset Management, LLC, may be open for purchases and redemptions and will determine its net asset value. The net asset value per share is computed by dividing the value of the U.S. Government Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The U.S. Government Portfolio intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

     The U.S. Government Portfolio's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the net asset value of the U.S. Government


Combined Prospectus/Information Statement

Portfolio's share price to be less than $0.997 or greater than $1.003, the Board of Trustees will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

     Shares are issued as of the first determination of the U.S. Government ortfolio's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on the U.S. Government Portfolio, the U.S. Government Portfolio normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). U.S. Government Portfolio shares begin accruing income on the day the shares are issued to an investor.

7. CAPITALIZATION

     The following table sets forth as of September 30, 2009: (1) the unaudited capitalization of the Sentinel Government Money Market Fund and the unaudited capitalization of the Institutional Service Class Shares of the U.S. Government Portfolio, and (2) the unaudited pro forma combined capitalization of the Institutional Service Class Shares of the U.S. Government Portfolio after the Reorganization has been consummated. When the Reorganization is consummated, the capitalizations are likely to be different on November 13, 2009, as a result of daily share purchase and redemption activity in the Funds and changes in NAV per share.

------------------------------------------------------ ----------------------------------------------------------------------
                                                                             U.S. Government Portfolio
------------------------------------------------------ ----------------------------------------------------------------------
                                                                        Institutional Service Class Shares
------------------------------------------------------ ----------------------------------------------------------------------
Net Assets                                             $372,850
------------------------------------------------------ ----------------------------------------------------------------------
Shares Outstanding                                     372,875
------------------------------------------------------ ----------------------------------------------------------------------
Net Asset Value per Share                              $1.00
------------------------------------------------------ ----------------------------------------------------------------------
                                                                       Sentinel Government Money Market Fund
------------------------------------------------------ ----------------------------------------------------------------------
                                                                   Class A                             Class B
------------------------------------------------------ --------------------------------- ------------------------------------
Net Assets                                                       $79,066,553                         $2,648,600
------------------------------------------------------ --------------------------------- ------------------------------------
Shares Outstanding                                                79,066,553                          2,648,600
------------------------------------------------------ --------------------------------- ------------------------------------
Net Asset Value per Share                                           $1.00                               $1.00
------------------------------------------------------ --------------------------------- ------------------------------------
                                                                                     Pro Forma
                                                                        Combined U.S. Government Portfolio
------------------------------------------------------ ----------------------------------------------------------------------
                                                                        Institutional Service Class Shares
------------------------------------------------------ ----------------------------------------------------------------------
Net Assets                                             $82,088,003
------------------------------------------------------ ----------------------------------------------------------------------
Shares Outstanding                                     82,088,028
------------------------------------------------------ ----------------------------------------------------------------------
Net Asset Value per Share                              $1.00
------------------------------------------------------ ----------------------------------------------------------------------

* The U.S. Government Portfolio currently offers shares in the following classes: Institutional Service Class, Retail Class and Advantage Class. The aggregate net assets of these classes as of September 30, 2009 was $1,343,572,305.


Combined Prospectus/Information Statement

8. INVESTMENT ADVISER

         Sentinel Government Money Market Fund

     Sentinel Asset Management, Inc. ("Sentinel", or "SAM") manages the Sentinel Government Money Fund's investments and its business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. Sentinel has the responsibility for making all investment decisions for the Sentinel Government Money Fund. Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604. The Sentinel Government Money Market Fund's investment advisory contract calls for the Sentinel Government Money Market Fund to pay Sentinel's fees, which for the fiscal year ended November 30, 2008 were paid at a rate equal to 0.40% of the Sentinel Government Money Market Fund's average daily net assets.

         U.S. Government Portfolio

     The U.S. Government Portfolio's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of June 30, 2009, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $14.2 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen portfolios of registered investment companies, of which it acts as administrator for eleven. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments. Pursuant to the investment management contract between the U.S. Government Portfolio and the Manager, the Manager manages the U.S. Government Portfolio's securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Daily Income Fund. Pursuant to the Investment Management Contract, the U.S. Government Portfolio pays an annual management fee of 0.12% of its average daily net assets. For the fiscal year ended March 31, 2009, the U.S. Government Portfolio paid the Manager a management fee equal to 0.12% of the U.S. Government Portfolio's average daily net assets.

     9. DISTRIBUTION

     The Institutional Service Class of the U.S. Government Portfolio charges a Rule 12b-1 fee, whereas neither Class A nor Class B of the Sentinel Government Money Market Fund charges a Rule 12b-1 fee. The U.S. Government Portfolio Institutional Service Class' Rule 12b-1 Plan is a compensation plan, which means that the fees paid under the plan are intended to compensate for services rendered, regardless of expenses actually incurred.

         Sentinel Government Money Market Fund

     Sentinel Financial Services Company ("SFSC") acts as the principal underwriter of shares of the Sentinel Government Money Market Fund. Its principal business address is National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. ("SFSI"), a wholly owned subsidiary of SAM. The distribution contract provides that SFSC use its best efforts to continuously offer the Sentinel Government Money Market Fund's shares. The contract may be terminated by either party thereto on 60 days' written notice, without penalty, and it terminates automatically in the event of its assignment. The distribution contract must be approved annually.

Combined Prospectus/Information Statement

         Daily Income Fund

     The U.S. Government Portfolio's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020, an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The U.S. Government Portfolio's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the U.S. Government Portfolio has entered into a Distribution Agreement and Shareholder Servicing Agreement for the Institutional Service Class Shares of the U.S. Government Portfolio with the Distributor, as distributor of the U.S. Government Portfolio's shares. Under the Distribution Agreement, the Distributor, as agent for the U.S. Government Portfolio, will solicit orders for the purchase of the U.S. Government Portfolio's shares, provided that any subscriptions and orders will not be binding on the U.S. Government Portfolio until accepted by the U.S. Government Portfolio as principal. For the Institutional Service Class Shares, the Distributor receives a nominal amount (i.e. $1.00). Under the Shareholder Servicing Agreement, the Distributor receives from the U.S. Government Portfolio a service fee equal to 0.25% per annum of the Institutional Service Class Shares average daily net assets (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts. The Shareholder Servicing Fee is accrued daily and paid monthly.

     10. PURCHASE AND REDEMPTION PROCEDURES

Purchasing Information

     The Sentinel Government Money Market Fund is closed to all new investors, new purchases and exchanges. Shares of the U.S. Government Portfolio are offered at the next offering price, which is the NAV per share of the U.S. Government Portfolio, computed after the purchase order and funds are received by the U.S. Government Portfolio's transfer agent or certain financial intermediaries, and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the U.S. Government Portfolio. The U.S. Government Portfolio also offers an automatic investment plan, whereby an existing shareholder may purchase additional shares of the fund through an Automated Clearing House arrangement.

     Minimum Investments. The anticipated minimum initial investment in the U.S. Government Portfolio for accounts maintained through Sentinel Administrative Services, Inc. ("SASI") and/or SFSC is $1,000. The minimum amount for subsequent purchases is $50. The minimum initial investment for the Institutional Service Class Shares of the U.S. Government Portfolio for regular accounts and individual retirement accounts not maintained through SASI and/or SFSC is $100,000. The minimum amount for subsequent investments is $1,000. The Manager may, in its sole discretion, waive this minimum in some cases.

Redemption Information

     Shares of both Funds are redeemed at a price equal to the NAV next determined after the applicable fund's transfer agent receives a redemption request in good order less any applicable redemption fees. A redemption request cannot be processed on days the New York Stock Exchange is closed. The Sentinel Government Money Market Fund reserves the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each shareholder account in June of each

Combined Prospectus/Information Statement year unless it is prepaid. The Institutional Service Class Shares of the U.S. Government Portfolio may redeem the shares in an account if the total value of the account falls below $5,000 due to redemption. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Fund may impose a monthly service charge of $10 on such accounts which does not require prior written notice. Additionally, both Funds have reserved the right to redeem shares "in-kind."

Exchange Privileges

     The Sentinel Government Money Market Fund is not open to new investors, subsequent purchases or exchanges. Shares of the Sentinel Government Money Market Fund obtained through a previous exchange of shares of another Sentinel Fund may be exchanged back for shares of the same class of a Sentinel Fund, without charge. Class A shares of the Sentinel Government Money Market Fund that were purchased prior to the closing of the Fund may not exchange into other Sentinel Funds without being treated as an initial purchaser of the other fund's shares. Exchanges may be made by calling Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc. An investor may also set up his or her account to exchange automatically a specified number or dollar-value of shares of the Sentinel Government Money Market Fund into shares of the same class in another Sentinel Fund at regular intervals. Shares exchanged out of the Sentinel Government Money Market Fund may not be exchanged back into the Sentinel Government Money Market Fund.

     Although shares of the U.S. Government Portfolio invested directly into the fund are entitled to certain exchange privileges as discussed under "Additional Shareholder Information about the U.S. Government Portfolio - Exchange Privilege" at Appendix C, shares of the U.S. Government Portfolio held through SASI will not have exchange privileges. However, certain waivers of sales charges will apply to direct reinvestments of redemption proceeds of U.S. Government Portfolio shares into certain shares of the Sentinel Funds as described in the letter to shareholders of the Sentinel Government Money Market Fund provided with this Combined Prospectus/Information Statement.

     Additional shareholder account information for the Sentinel Government Money Market Fund is available in its prospectus, which is incorporated by reference. Additional shareholder information for the U.S. Government Portfolio is provided in Appendix C.

     11. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Sentinel Government Money Market Fund

     As of July 31, 2009, there are no Sentinel Government Money Market Fund shareholders of record and/or beneficial owners (to the Sentinel Government Money Market Fund's knowledge) who owned five percent or more of the Sentinel Government Money Market Fund's shares.

     As of July 31, 2009, the Officers and Directors of the Sentinel Government Money Market Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Sentinel Government Money Market Fund.

         U.S. Government Portfolio

     As of July 31, 2009, the Institutional Service Class of the U.S. Government
Portfolio's shareholders of record and/or beneficial owners (to the U.S.
Government Portfolio's knowledge) who owned five

Combined Prospectus/Information Statement

                                       21

percent or more of the Institutional Service Class of the U.S. Government
Portfolio's shares are set forth below:

       Statement Solutions, LLC                             54.74%                            Record
       Hackensack, NJ 07601

       Steven Goldberg                                      32.37%                          Beneficial
       New York, NY 10025

       Lisa Goldberg                                         6.60%                          Beneficial
       New York, NY 10025

     As of July 31, 2009, the Officers and Trustees of the U.S. Government Portfolio, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Institutional Service Class of the U.S. Government Portfolio.

     A beneficial owner of 25% or more of a voting security of a Fund is presumed to have "control" of the Fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. Based on the information provided above, as of July 31, 2009, Steven Goldberg owned a controlling interest in the Institutional Service Class of the U.S. Government Portfolio. No person owned a controlling interest in the Sentinel Government Money Market Fund.

     12. SERVICE PROVIDERS

         Sentinel Government Money Market Fund

     Sentinel Administrative Services, Inc., One National Life Drive, Montpelier,, Vermont 05604, a wholly owned subsidiary of Sentinel Asset Management, Inc., provides the Sentinel Government Money Market Fund with certain fund accounting, administration, transfer agency and shareholder relations services. State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 serves as the Sentinel Government Money Market Fund's custodian.

         U.S. Government Portfolio

     The Bank of New York Mellon, 2 Hanson - 7th Floor, Brooklyn, NY 11217, is custodian for the U.S. Government Portfolio's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the U.S. Government Portfolio. Pursuant to an Administrative Services Agreement with the U.S. Government Portfolio, the Manager performs clerical, accounting supervision, office service and related functions for the U.S. Government Portfolio and provides the U.S. Government Portfolio with personnel to supervise the performance of accounting related services by The Bank of New York Mellon, the U.S. Government Portfolio's accounting agent.

     13. FINANCIAL HIGHLIGHTS

     The Statement of Additional Information relating to this Combined Prospectus/Information Statement incorporates by reference the following: (i) the annual reports to shareholders of the Sentinel Government Money Market Fund for its fiscal year ended November 30, 2008 and of the U.S. Government Portfolio for its fiscal year ended March 31, 2009, both of which include the audited financial statements and financial highlights for the periods indicated therein and the reports of PricewaterhouseCoopers LLP,


Combined Prospectus/Information Statement the Sentinel Government Money Market Fund's independent registered public accounting firm and the U.S. Government Portfolio's independent registered public accounting firm; and (ii) the semi-annual reports to shareholders of the Sentinel Government Money Market Fund for the six-month period ended May 31, 2009 and of the U.S. Government Portfolio for the six-month period ended September 30, 2008, including the unaudited financial statements and financial highlights for the periods indicated therein.
Combined Prospectus/Information Statement

                                                                      APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of September 17, 2009 (the "Agreement"), by and between Sentinel Group Funds, Inc., a Maryland corporation (the "Corporation"), on behalf of the Sentinel Government Money Market Fund, a series of the Corporation (the "Acquired Fund"), and Daily Income Fund, a Massachusetts business trust (the "Trust"), on behalf of the U.S. Government Portfolio, a series of the Trust (the "Acquiring Fund").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Institutional Service Class shares ("Acquiring Fund Shares") of beneficial interest, par value $.01 per share, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquired Fund is a series of a registered, open-end management investment company, and the Acquiring Fund is a series of a registered, open-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

     WHEREAS, the Corporation's Board has determined that the Reorganization is in the best interests of the Acquired Fund and the Acquired Fund's shareholders and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the Reorganization; and

     WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. THE REORGANIZATION.

     1.1. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund substantially all of the assets of the Acquired Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as

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          of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of substantially all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Acquired Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Acquired Fund as of the Valuation Date (as defined in paragraph 2.1) (the "Assets").

     1.3. The Acquired Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund.

     1.4. Delivery of the Acquired Fund's Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.5. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.6. Upon completion of the transfer of assets and delivery of Acquiring Fund Shares pursuant to paragraph 1.1, the Acquired Fund will distribute pro rata to holders of record of the Acquired Fund's Class A shares and Class B shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), Institutional Service Class shares of the Acquiring Fund received by the Acquired Fund pursuant to paragraph 1.1. As soon after the Closing Date as is conveniently practicable, the Acquired Fund will take such additional steps as are necessary to liquidate and, promptly thereafter, terminate as a series of the Corporation in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to an open account in the name of Sentinel Administrative Services, Inc., for the exclusive benefit of its customers, on the share records of the Acquiring Fund. All issued and outstanding shares of the Acquired Fund simultaneously will be redeemed and canceled on the books of the Acquired Fund and will be null and void. Acquiring Fund

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          Shares distributed to Fund Shareholders will be reflected on the books of Sentinel Administrative Services, Inc. as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

     1.7. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent as an account for Sentinel Administrative Services, Inc., for the exclusive benefit of its customers. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.8. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.9. Any reporting responsibility of the Acquired Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

     1.10. As soon as practicable after the Closing Date, the Acquired Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Acquired Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

          2. VALUATION.

     2.1. The value of the Acquired Fund's Assets to be acquired, and the amount of the Acquired Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

     2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Acquired Fund.

     2.3. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by Sentinel Administrative Services, Inc., in cooperation with Reich & Tang Asset Management, LLC, on behalf of the Acquired Fund and the Acquiring Fund.

          3. CLOSING AND CLOSING DATE.

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     3.1. The Closing Date shall be November 13, 2009, or such other date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

     3.2. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Acquired Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
          Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Acquired Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

     3.3. If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

     3.4. The Acquired Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Acquired Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

     3.5. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts, transfer agent certificates, officers certificates, custodian certificates, opinion and other certificates and documents as such other party or its counsel may reasonably request.

     3.6. If the Acquired Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Acquired Fund by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:
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     4.1.1. The Acquired Fund is a separate series of the Corporation, which is duly organized and validly existing under the laws of the State of Maryland.

     4.1.2. The Corporation is registered under the 1940 Act as an open-end management investment company, and the Acquired Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

     4.1.3. The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.1.4. The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquired Fund's Articles of Amendment and Restatement, as amended and supplemented (the "Acquired Fund's Charter"), or its Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

     4.1.5. The Acquired Fund has no material contracts or other commitments that will be terminated with liability to it on or prior to the Closing Date.

     4.1.6. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

     4.1.7. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquired Fund's knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of the Acquired Fund's business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Acquired Fund's ability to consummate the transactions contemplated herein.

     4.1.8. The financial statements of the Acquired Fund for the fiscal year ended November 30, 2008 have been prepared by in accordance with generally accepted accounting principles and audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

     4.1.9. Since November 30, 2008, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1.8 or otherwise disclosed to and accepted by the Acquiring Fund. For the purposes

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          of this paragraph 4.1.9, a decline in the net asset value of the
          Acquired Fund shall not constitute a material adverse change.

     4.1.10. At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquired Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

     4.1.11. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     4.1.12. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares.

     4.1.13. On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

     4.1.14. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's Board and does not require the approval or consent of Fund Shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     4.1.15. The information to be furnished by the Acquired Fund for use in registration statements, information statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

     4.1.16. The Registration Statement on Form N-14 and the Combined Prospectus/Information Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Acquired Fund, in all material respects to the requirements of the federal and state securities laws

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          and the rules and regulations thereunder and do not and will not include, as it relates to the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     4.2.1. The Acquiring Fund is a separate series of the Daily Income Fund, which is organized as a Massachusetts business trust.

     4.2.2. The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

     4.2.3. The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.2.4. The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Declaration of Trust, as amended or its Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

     4.2.5. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

     4.2.6. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

     4.2.7. The financial statements of the Acquiring Fund for the fiscal year ended March 31, 2009 have been prepared in accordance with generally accepted accounting principles and audited by PricewaterhouseCoopers LLP an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date.

     4.2.8. Since March 31, 2009, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as

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          disclosed on the statement of assets and liabilities referred to in paragraph 4.2.8, or as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph 4.2.8, a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

     4.2.9. At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

     4.2.10. For each taxable year of its operation, the Acquiring Fund has met, and for the taxable year that includes the Closing Date, the Acquiring Fund expect to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     4.2.11. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     4.2.12. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     4.2.13. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

     4.2.14. No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities) will be issued in exchange for the Acquired Fund's assets in the Reorganization.

     4.2.15. The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

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     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

     5.2. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.3. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund's Chief Executive Officer, President, Chief Financial Officer or its Vice President and Treasurer.

     5.4. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement and the Acquiring Fund will take such steps and make such filings as are required to register Acquiring Fund Shares transferred in the Reorganization under the 1933 Act and the 1940 Act.

     5.5. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     5.6. The Acquired Fund covenants that the Acquired Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to the Acquired Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Acquired Fund's Treasurer.

                                      A-9
Prospectus/Information Statement

     6.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund's name by the Acquired Fund's Chief Executive Officer, President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     6.4. The Acquiring Fund shall have received an opinion(s) of counsel(s) of the Acquired Fund as to the matters identified in paragraphs 4.1.1, 4.1.2., 4.1.6. and 4.1.14.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's Chief Executive Officer, President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     7.3. The Acquired Fund shall have received an opinion(s) of counsel(s) of the Acquiring Fund as to the matters identified in paragraphs 4.2.1, 4.2.2., 4.2.5. and 4.2.12.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the Boards of each of the Acquired Fund and the Acquiring Fund.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby


                                      A-10
Prospectus/Information Statement
          shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Acquired Fund shareholders all of the Acquired Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

     8.6. The Acquired Fund and Acquiring Fund shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     a) The transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution to shareholders of the Acquired Fund of shares of the Acquiring Fund, as described in the Plan, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     b) No gain or loss will be recognized by the Acquired Fund upon (a) the transfer of its assets and liabilities to the Acquiring Fund in exchange for the issuance of shares of the Acquiring Fund to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and (b) the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund received as a result of the Reorganization (Sections 361(a), 354(a) and 357(a) of the Code);

     c) No gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets and liabilities of the Acquired Fund in exchange for the issuance of shares of the Acquiring Fund to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any (Section 1032(a) of the Code);

     d) The tax basis of the Acquiring Fund shares received by a shareholder of the Acquired Fund in the aggregate will be the same as the aggregate tax basis of the shareholders' Acquired Fund shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

                                      A-11
Prospectus/Information Statement

     e) The tax basis of the Acquiring Fund in the assets and liabilities of the Acquired Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Acquired Fund immediately before the Reorganization (Section 362(b) of the Code);

     f) The tax holding period for the shares of the Acquiring Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as capital assets;

     g) The tax holding period for the Acquiring Fund with respect to the assets and liabilities of the Acquired Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Acquired Fund (Section 1223(2) of the Code);

     h) The Acquired Fund's shareholders will not recognize gain or loss upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund as part of the Reorganization;

     i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder (Section 381(a) of the Code); and

     j) The tax year of the Acquired Fund will end on the date of the Reorganization (Section 381(b) of the Code).

     In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

     No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9. TERMINATION OF AGREEMENT; EXPENSES.

     9.1. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Acquiring Fund or of the Acquired Fund, as the case may be, at any time prior to the Closing Date if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

     9.2. If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no


                                      A-12
Prospectus/Information Statement
          effect, without any liability on the part of any party hereto or the Board members or officers of the Acquired Fund or the Acquiring Fund, or shareholders of the Acquired Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

     9.3. Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Reich & Tang Asset Management, LLC and Sentinel Asset Management, Inc.; provided however, that expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. WAIVER.

     At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Corporation or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund or of the Acquiring Fund, as the case may be.

11. MISCELLANEOUS.

     11.1. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby. In this Agreement, any references to the Acquired Fund or the Acquiring Fund taking action shall mean and include all necessary actions of the Corporation on behalf of the Acquired Fund or the Trust on behalf of the Acquiring Fund, respectively, unless the context of this Agreement or the 1940 Act requires otherwise.

     11.3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Corporation shall be governed and construed in accordance with the internal laws of the state of each party's incorporation or formation, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.4. This Agreement may be amended only by a signed writing between the parties.

     11.5. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, but all of which together shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by facsimile or e-mail shall constitute due and sufficient delivery of such counterpart.

                                      A-13
Prospectus/Information Statement

     11.6. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.7. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquired Fund or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Acquired Fund or the Acquiring Fund personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Acquired Fund's Charter or the Acquiring Fund's Declaration of Trust, respectively. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be.

[Signature pages follow]


                                      A-14
Prospectus/Information Statement

IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

            SENTINEL  GROUP  FUNDS,   INC.,  on  behalf  of  the  Sentinel
            Government Money Market Fund

            /s/ Christian W. Thwaites
            Christian W. Thwaites
            President & Chief Executive Officer

IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

            DAILY INCOME FUND, on behalf of the U.S. Government Portfolio

            /s/ Joseph Jerkovich
            Joseph Jerkovich
            Treasurer and Assistant Secretary

                                      A-15
Prospectus/Information Statement

                                                                      APPENDIX B

         COMPARISON OF INVESTMENT RESTRICTIONS AND LIMITATIONS

Fundamental Policies. The following is a comparison of the investment restrictions and limitations of the Sentinel Government Money Market Fund and U.S. Government Portfolio. A fundamental investment restriction is one that cannot be changed without approval of the majority of outstanding shareholders. For both Funds, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.

----------------------------- ------------------------------------------------- ----------------------------------------------
                                         Sentinel Government Money
                                                Market Fund                               U.S. Government Portfolio
----------------------------- ------------------------------------------------- ----------------------------------------------
Fundamental Investment        May not borrow except from banks in an amount     May not borrow money, unless (i) the
Restrictions                  up to 5% of the Sentinel Government Money         borrowing does not exceed 10% of the total
                              Market Fund's total assets for temporary or       market value of the assets of the U.S.
                              emergency purposes or to meet redemption          Government Portfolio with respect to which
                              requests that might otherwise require the         the borrowing is made (determined at the
                              untimely disposition of securities                time of borrowing but without giving effect
                                                                                thereto) and the money is borrowed from one
                                                                                or more banks as a temporary measure for
                                                                                extraordinary or emergency purposes or to
                                                                                meet unexpectedly heavy redemption requests
                                                                                and furthermore the U.S. Government
                                                                                Portfolio will not make additional
                                                                                investments when borrowings exceed 5% of the
                                                                                value of the U.S. Government Portfolio's net
                                                                                assets or as otherwise provided herein and
                                                                                permissible under the 1940 Act
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not purchase securities on margin             No similar restriction
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not deal in real estate                       May not invest in real estate (other than
                                                                                debt obligations secured by real estate or
                                                                                interests therein or debt obligations issued
                                                                                by companies which invest in real estate or
                                                                                interests therein), commodities, commodity
                                                                                contracts, commodity options, interests in
                                                                                oil or gas or interests in other mineral
                                                                                exploration or development programs
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not act as an underwriter of securities       May not act as an underwriter of securities
                              issued by others
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not purchase from or sell to any officer,     No similar restriction
                              director or employee of the Company, the
                              Adviser, the Distributor or a subadviser (or
                              any of their officers or directors) any
                              securities other than Sentinel Government Money
                              Market Fund shares
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not invest in oil, gas or other mineral       May not invest in commodities, commodity
                              exploration or development programs or leases     contracts, commodity options, interests and
                                                                                leases in oil, gas or other mineral
                                                                                exploration or development programs (the
                                                                                U.S. Government Portfolio may, however,
                                                                                purchase and sell securities of companies
----------------------------- ------------------------------------------------- ----------------------------------------------


                                      B-1

----------------------------- ------------------------------------------------- ----------------------------------------------
                                         Sentinel Government Money
                                                Market Fund                               U.S. Government Portfolio
----------------------------- ------------------------------------------------- ----------------------------------------------
                                                                                engaged in the exploration, development,
                                                                                production, refining, transporting and
                                                                                marketing of oil, gas or minerals)
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not invest more than 5% of its net assets     No similar restriction
                              in warrants valued at the lower of cost or
                              market, or more than 2% of its net assets in
                              warrants that are not listed on either the New
                              York Stock Exchange or the American Stock
                              Exchange
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not invest for the purposes of exercising     May not make investments for the purpose of
                              control or management                             exercising control over any issuer or other
                                                                                person
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not make short sales of securities            May not make short sales of securities or
                                                                                intentionally maintain a short position in
                                                                                any security or write, purchase or sell
                                                                                puts, calls, straddles, spreads or any
                                                                                combination thereof
----------------------------- ------------------------------------------------- ----------------------------------------------
                              May not invest in restricted securities           May not purchase restricted securities in
                                                                                excess of the percentage limitations set
                                                                                forth in restriction below; provided,
                                                                                however, that restricted securities shall
                                                                                not include privately placed securities that
                                                                                are exempt from registration under Section
                                                                                4(2) or Rule 144A of the Securities Act, or
                                                                                purchase securities on margin
----------------------------- ------------------------------------------------- ----------------------------------------------
                                                                                May not acquire securities that are not
                                                                                readily marketable or repurchase agreements
                                                                                calling for resale within more than seven
                                                                                days if, as a result thereof, more than 10%
                                                                                of the value of its net assets would be
                                                                                invested in such illiquid securities
----------------------------- ------------------------------------------------- ----------------------------------------------
                              Must meet the requirements of Rule 2a-7 under
                              the Investment Company Act of 1940, as amended
----------------------------- ------------------------------------------------- ----------------------------------------------
                              No similar restriction                            May not invest in securities of companies
                                                                                that have conducted operations for less than
                                                                                three years, including the operations of
                                                                                predecessors
----------------------------- ------------------------------------------------- ----------------------------------------------
                              No similar restriction                            May not invest in or hold securities of any
                                                                                issuer if officers and Trustees of the U.S.
                                                                                Government Portfolio or Natixis Global Asset
                                                                                Management, L.P., the managing member of the
                                                                                Manager, individually own beneficially more
                                                                                than 1/2 of 1% of the issuer's securities or
                                                                                in the aggregate own more than 5% of the
                                                                                issuer's securities
----------------------------- ------------------------------------------------- ----------------------------------------------
                              No similar restriction                            May not purchase securities having voting
                                                                                rights at the time of purchase
----------------------------- ------------------------------------------------- ----------------------------------------------
                              See non-fundamental restrictions below            May not purchase securities of other
                                                                                investment companies, except in connection
                                                                                with a merger, acquisition, consolidation or
                                                                                reorganization involving the U.S. Government
                                                                                Portfolio
----------------------------- ------------------------------------------------- ----------------------------------------------
                              See non-fundamental restrictions below            May not issue senior securities, except
----------------------------- ------------------------------------------------- ----------------------------------------------

                                      B-2

----------------------------- ------------------------------------------------- ----------------------------------------------
                                         Sentinel Government Money
                                                Market Fund                               U.S. Government Portfolio
----------------------------- ------------------------------------------------- ----------------------------------------------
                                                                                insofar as the U.S. Government Portfolio may
                                                                                be deemed to have issued a senior security
                                                                                in connection with any permitted borrowings
----------------------------- ------------------------------------------------- ----------------------------------------------
                              See non-fundamental restrictions below            May not invest more than 5% of the total
                                                                                market value of the U.S. Government
                                                                                Portfolio's assets (determined at the time
                                                                                of the proposed investment and giving effect
                                                                                thereto) in the securities of any one issuer
                                                                                other than the United States Government, its
                                                                                agencies or instrumentalities
----------------------------- ------------------------------------------------- ----------------------------------------------
                              No similar restriction                            May not invest more than 25% of the value of
                                                                                the U.S. Government Portfolio's total assets
                                                                                in securities of companies in the same
                                                                                industry (excluding United States government
                                                                                securities
----------------------------- ------------------------------------------------- ----------------------------------------------
                              No similar restriction                            May not pledge, mortgage, assign or encumber
                                                                                the U.S. Government Portfolio's assets
                                                                                except to the extent necessary to secure a
                                                                                borrowing (unless permitted by restriction
                                                                                below) made with respect to the U.S.
                                                                                Government Portfolio.
----------------------------- ------------------------------------------------- ----------------------------------------------
                              No similar restriction                            With respect to 75% of the value of the U.S.
                                                                                Government Portfolio's total assets, the
                                                                                U.S. Government Portfolio may not invest
                                                                                more than 10% of the U.S. Government
                                                                                Portfolio's assets in securities that are
                                                                                subject to underlying puts from the same
                                                                                institution, and no single bank shall issue
                                                                                its letter of credit and no single financial
                                                                                institution shall issue a credit enhancement
                                                                                covering more than 10% of the total assets
                                                                                of the U.S. Government Portfolio. However,
                                                                                the U.S. Government Portfolio may only
                                                                                invest more than 10% of its assets in
                                                                                securities subject to puts from the same
                                                                                institution if such puts are issued by a
                                                                                non-controlled person (as defined in the
                                                                                1940 Act);
----------------------------- ------------------------------------------------- ----------------------------------------------


The Sentinel Government Money Market Fund also has the below non-fundamental investment restrictions, which may be changed by the Board.

(1) To the extent the Sentinel Government Money Market Fund invests in derivatives, it will observe the following limitations:

     o It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.

     o It will buy options on individual securities only to hedge underlying securities that are owned by the Sentinel Government Money Market Fund, or to close out transactions in options written.

     o It will sell options on individual securities only to generate additional income on securities that are owned by the Sentinel Government Money Market Fund, or to close out transactions in options purchased.

     o It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, the Sentinel Government Money Market Fund shall not sell such index options or futures with aggregate notional amounts in excess of the Sentinel Government Money Market Fund's exposure to the market such index options or futures with aggregate notional amounts in excess of the Sentinel Government Money Market Fund's exposure to the market or sector covered by such index option or future.

     o It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Sentinel Government Money Market Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Sentinel Government Money Market Fund's portfolio.

     o It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

     o It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Sentinel Government Money Market Fund, and will not take on additional credit risk through the use of default swaps.

     o When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Sentinel Government Money Market Fund will segregate only the amount of its net obligation, if any.

     o When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Sentinel Government Money Market Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Sentinel Government Money Market Fund.

     (2) In addition, to comply with Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), at least 50% of the Sentinel Government Money Market Fund's total assets must be comprised of individual issues, each of which represents no more than 5% of the Sentinel Government Money Market Fund's total assets and no more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the Sentinel Government Money Market Fund's total assets must be limited in the aggregate to 50% of the Sentinel Government Money Market Fund's total assets, provided, however, that no more than 25% of the Sentinel Government Money Market Fund's total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

     (3) The Sentinel Government Money Market Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations.

     (4) The Sentinel Government Money Market Fund may not have on loan at any given time securities representing more than 33-1/3% of its total assets. For the sole purpose of calculating this limit, loan collateral can be included as part of the Sentinel Government Money Market Fund's total assets, which means that the Sentinel Government Money Market Fund could lend up to 50% of its total assets before the securities loan.

     (5) The Sentinel Government Money Market Fund may not invest in commodities or commodity contracts; except that the Sentinel Government Money Market Fund may do so in accordance with applicable law and the Sentinel Government Money Market Fund's prospectus and statement of additional information, as they may be amended from time to time, to the extent it may do so without registering as a commodity pool operator under the Commodity Exchange Act.

     (6) The Sentinel Government Money Market Fund may not issue senior securities to the extent such issuance would violate applicable law. The 1940 Act currently generally defines a "senior security" as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. With certain exceptions, the

1940 Act prohibits the Sentinel Government Money Market Fund from issuing senior securities. For example, the Sentinel Government Money Market Fund may borrow from any bank if it maintains an asset coverage of at least 300% in the aggregate provided that, in the event that such asset coverage falls below 300%, the Sentinel Government Money Market Fund must, within three days (not including Sundays and holidays),; reduce the amount of its borrowings to attain the 300% asset coverage.

     (7) The Sentinel Government Money Market Fund may not change its policy of investing, under normal circumstance, at least 80% of its assets in government securities, unless the fund provides its shareholders with 60 days' prior written notice of such change.

     (8) The Sentinel Government Money Market Fund may not invest more than 25% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities.

     (9) The Sentinel Government Money Market Fund may not invest more than 25% of its net assets in repurchase agreements.

                                                                      APPENDIX C

     ADDITIONAL SHAREHOLDER INFORMATION ABOUT THE U.S. GOVERNMENT PORTFOLIO

     Below is additional shareholder information about the U.S. Government Portfolio. Additional shareholder information about the Sentinel Government Money Market Fund is incorporated by reference from its current prospectus and is available upon request from Sentinel Group Funds, Inc. without charge by calling toll free, (800) 282-3863.

     The Daily Income Fund (the "Fund") sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are processed through the Fund's transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations" for a definition of Participating Organizations) and from investors directly.

         Pricing of Fund Shares

     The net asset value of each Portfolio of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of each Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. Each Portfolio intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

     Each Portfolio's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

     Shares are issued as of the first determination of the Portfolio's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its Portfolios, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Portfolio shares begin accruing income on the day the shares are issued to an investor.

     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion.

         Subscribing to the Fund

     At the time of initial investment in the Fund, investors must elect on their fund application the Class of shares of the Portfolio in which they wish to invest. Subject to the Portfolios' initial investment minimums, investors may divide their investment in the Fund between the Portfolios in any manner they choose by submitting the Fund application with their choices. Investors may purchase shares of the Portfolios from a Participating Organization or directly. Certain Participating Organizations are compensated for their services by the Manager and/or the Distributor.

     Shareholders will have a separate account with the Fund for each Portfolio in which they invest. Certificates for Fund shares will not be issued to investors.

         Purchase of Fund Shares

     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent, or its principal underwriter, as appropriate. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly. Direct shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization.

     The minimum initial investment in the Fund for each Portfolio is $100,000 for the Institutional Service Class. The minimum amount for subsequent investments is $1,000 for the Institutional Service Class. In addition, the Fund may impose different minimum investment requirements for clients of certain financial intermediaries with which the Distributor has entered into an agreement. The Fund may waive any minimum purchase requirements.

     The Fund will provide each shareholder, except certain investors, with a personalized monthly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

         Investments Through Participating Organizations

     Sentinel Administrative Services, Inc. ("SASI") and/or Sentinel Financial Services Company ("SFSC") will be a Participating Organization after the effective date of the Reorganization, and will transmit purchase or redemption orders for the Daily Income Fund for former Sentinel Government Money Market Fund shareholders who maintain their accounts through SASI and/or SFSC. Generally, investors purchasing shares through a Participating Organization are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the

Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Procedures relating to investing through SASI are contained in the letter to shareholders of the Sentinel Government Money Market Fund provided with this Combined Prospectus/Information Statement.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to their customers showing
(i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and (iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m. Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

         Initial Direct Purchases of Shares

     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day. Investors who invest through a Participating Organization, including SASI and/or SFSC, should follow instructions from SASI and/or SFSC as to purchases of shares.

         Mail and Personal Delivery

     Investors may send or deliver a check made payable to "Daily Income Fund" along with a completed Fund application to:

Daily Income Fund
c/o Reich & Tang Funds
600 Fifth Avenue - 8th Floor
New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20.00 fee for each returned check.

         Bank Wire

     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 830-5476. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

The Bank of New York Mellon
ABA # 021000018
Reich & Tang Funds
DDA # 890040352-7
For Daily Income Fund
Name of Portfolio
Account of (Investor's Name)
Fund Account #

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

     Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you. Investors who invest through a Participating Organization, including SASI and/or SFSC, should follow instructions from SASI and/or SFSC regarding EFT, Pre-authorized Credit and Direct Deposit Privileges.

     Subsequent Purchases of Shares

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

Daily Income Fund
c/o Reich & Tang Funds
P.O. Box 13232 Newark, New Jersey 07101-3232

     There is a $1,000 minimum for the Institutional Service Class for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

     Investors who invest through a Participating Organization, including SASI and/or SFSC, should follow instructions from SASI and/or SFSC regarding subsequent purchases of shares.

         Redemption of Shares

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Portfolio following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

     Investors who invest through a Participating Organization, including SASI and/or SFSC, should follow instructions from SASI and/or SFSC regarding redemption of shares.

         Written Requests

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

Daily Income Fund
c/o Reich & Tang Funds
600 Fifth Avenue - 8th Floor
New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

     Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

         Checks

     By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase.

     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

         Telephone

     The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholder at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent signature guaranteed written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. Telephone requests to wire redemption proceeds must be for amounts in excess of $10,000. For telephone requests for wire redemptions of less than $10,000, the Fund charges a $15 fee. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918, and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address of record on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (or to the address of record on the next Fund Business Day if paid by check). The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.

         Generally

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his or her shares of a Portfolio, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

     The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or its Participating Organization's account after a withdrawal is less than $5,000 for the Institutional Service Class. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Fund may impose a monthly service charge of $10 on such accounts which does not require prior written notice. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period. Shareholders who purchase shares under these circumstances are not subject to the normal minimums for subsequent purchases.

     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

         Automatic Withdrawal Plan

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Authorization Withdrawal form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund's transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

         Dividends and Distributions

     The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See "Tax Consequences."

     Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions.

     While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Except as described herein, each Portfolio's net investment income (excluding capital gains, if any) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund pays dividends monthly. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

         Exchange Privilege

     Shareholders of the Fund who hold their shares directly and not through a Participating Organization such as SASI and/or SFSC are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. If a particular exchange fund has more than one available class of shares the shareholders of the Fund are entitled to exchange their shares for a comparable class of shares available in the exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc. and New York Daily Tax Free Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See "Tax Consequences."

     Instructions for exchanges may be made by sending a written request to:

Daily Income Fund
c/o Reich & Tang Funds
600 Fifth Avenue-8th Floor
New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

     Shares of the U.S. Government Portfolio held through SASI will not have exchange privileges. However, certain waivers of sales charges will apply to direct reinvestments of redemption proceeds of U.S. Government Portfolio shares into certain shares of the Sentinel Funds, as described in the letter to shareholders of the Sentinel Government Money Market Fund provided with this Combined Prospectus/Information Statement.

         Frequent Trading

     The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

     Nonetheless, as indicated under "Pricing of Fund Shares" the Fund reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

         Tax Consequences

     The Fund intends to continue to qualify for the income tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for each Portfolio. To qualify as a regulated investment company, each Portfolio must meet certain tests concerning its investments and distributions. For each year a Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to federal income tax on its investment company taxable income (which generally consists of ordinary income, including taxable interest, and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net long-term capital gains distributed to its shareholders in the form of dividends or capital gain distributions. Additionally, each Portfolio will not be subject to a federal excise tax if the Portfolio distributes each year at least 98% of its ordinary income and 98% of its capital gain income to its shareholders and any undistributed and untaxed amounts from prior years.

     Dividends of investment company taxable income are taxable to the recipient shareholders as ordinary income. The Fund expects that as a result of its investment objectives, except as provided in the following paragraph, distributions will (i) consist primarily of ordinary income, (ii) in the case of corporate shareholders, not be eligible for the dividends received deduction, and (iii) in the case of individual shareholders, not be eligible for the reduced tax rate currently applicable to certain qualified dividend income. Dividends and distributions are treated in the same manner for federal income tax purposes whether the shareholders receive cash or additional shares. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received and reinvested the cash dividend.

     A shareholder's initial tax basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between the shareholder's adjusted tax basis for the shares and the proceeds received on the sale. Gain or loss generally will be treated as capital gain or loss if the shares in the Fund are held as capital assets. Such capital gain or loss will be long-term if the shareholder has held the shares in the Fund for more than one year, and, in this case, for individual shareholders, may qualify for the maximum capital gain tax rate of 15% (for taxable years beginning before January 1, 2011) rather than the tax rate applicable to ordinary income. The exchange of shares of one Portfolio for shares of another Portfolio, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Code.

     The Fund is required by federal law to withhold 28% of reportable payments as backup withholding (which may include dividends, capital gain distributions and redemptions) paid to shareholders who have not complied with Code requirements regarding the supplying of their taxpayer identification number and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on its application that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for various reasons including previous underreporting to the IRS.

     Distributions from the U.S. Government Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof, may be exempt from state and local taxes in certain states. Investors should consult their own tax advisors regarding specific questions as to federal, state or local taxes. Additional tax information is provided in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 Fees

     Investors do not pay a front-end sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with distribution of shares and/or for the provision of servicing to the Institutional Service Class shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Trustees has adopted a Rule 12b-1 distribution and service plan (the "Plan"), with respect to the Institutional Service Class shares of the Fund and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and Shareholder Servicing Agreement.

     As agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal. The Distributor may use the distribution fee to pay the cost of, and to compensate others, including Participating Organizations that provide distribution assistance with respect to these classes. This fee is accrued daily and paid monthly.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Institutional Service Class shares a service fee equal to 0.25% annum of each Portfolio's average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. This fee is accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Institutional Service Class shares of each Portfolio.

     The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Institutional Service Class shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee, and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Institutional Service Class shares of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Institutional Service Class shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Institutional Service Class shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Agreement, Distribution Agreement or Shareholder Servicing Agreement in effect for that year.

     The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority ("FINRA") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

                       STATEMENT OF ADDITIONAL INFORMATION

                Relating to the acquisition of the assets of the

                     SENTINEL GOVERNMENT MONEY MARKET FUND,
                                   a series of
                           SENTINEL GROUP FUNDS, INC.

                             by and in exchange for

      INSTITUTIONAL SERVICE CLASS SHARES OF THE U.S. GOVERNMENT PORTFOLIO,
                                   a series of
                                DAILY INCOME FUND
                                600 Fifth Avenue
                            New York, New York 10020
                                 1-212-830-5200

     This Statement of Additional Information relates specifically to the acquisition of all of the assets of the Sentinel Government Money Market Fund, a series of Sentinel Group Funds, Inc. by the U.S. Government Portfolio, a series of the Daily Income Fund, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

     The Statement of Additional Information of the U.S. Government Portfolio dated July 29, 2009 as supplemented August 31, 2009;

     The Statement of Additional Information of the Sentinel Government Money Market Fund dated March 31, 2009;

     The Annual Report of the U.S. Government Portfolio for the year ended March 31, 2009; and the Semi-Annual Report of the U.S. Government Portfolio for the six months ended September 30, 2008; and

     The Annual Report of the Sentinel Government Money Market Fund for the year ended November 30, 2008; and the Semi-Annual Report of the Sentinel Government Money Market Fund for the six months ended May 31, 2009.

     This Statement of Additional Information is not a prospectus. A Combined Prospectus/Information Statement dated October 12, 2009, relating to the above-referenced transaction has been filed with the Securities and Exchange Commission and may be obtained, without charge, by writing to the U.S. Government Portfolio, c/o Christine Manna, Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, New York 10020, or by calling (800) 433-1918. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Prospectus/Information Statement, and has been incorporated by reference into the Combined Prospectus/Information Statement.

     The date of this Statement of Additional Information is October 12, 2009.

                         PRO FORMA FINANCIAL STATEMENTS

     Pro forma financial statements demonstrating the effect of the merger on the U.S. Government Portfolio are not necessary because the net asset value of the Sentinel Government Money Market Fund does not exceed ten percent of the net asset value of the U.S. Government Portfolio as of September 30, 2009.

                                       2